AGREEMENT AND PLAN OF DISTRIBUTION



                                 BY AND BETWEEN


                           EQUITY CAPITAL GROUP, INC.

                             (a Nevada corporation)

                                       AND

                              PIONEER GROWTH CORP.

                             (a Nevada corporation)







                                   DATED AS OF



                                  April 1, 1999









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                       AGREEMENT AND PLAN OF DISTRIBUTION

     THIS AGREEMENT AND PLAN OF DISTRIBUTION (the "Distribution Agreement") dated as of April 1, 1999 by and between Equity Capital Group, Inc., a Nevada corporation ("Equity"), and Pioneer Growth Corp., a Nevada corporation ("Pioneer"). (The parties to this Agreement are hereinafter referred to as the "Parties" and a party to this Agreement, a "Party.")

     WHEREAS, Equity intends to become a blank check company so that it may acquire a suitable target company (an "Acquisition"); and

     WHEREAS, Equity intends to transfer all of its Assets and Liabilities (as hereinafter defined) to Pioneer in exchange for the issuance of shares of Pioneer Common Stock; and

     WHEREAS, Equity's board of directors expects to complete the Distribution (as hereinafter defined) as soon as possible; and

     WHEREAS, the purpose of the Distribution is to make possible an acquisition by divesting Equity of the Assets and Liabilities as the management of Equity believes a suitable target would be unwilling to combine Equity unless it mades the Distribution, and this Distribution Agreement sets forth the various understandings between Equity and Pioneer relating to the divestiture of the assets and liabilities by Equity.

     NOW THEREFORE in consideration of the mutual promises and benefits to be derived from this Agreement, Pioneer and Equity hereby agree as follows:

                              ARTICLE I DEFINITIONS

     Section 1.1 General. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     Action shall mean any action, suit, claim, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

     Agreement:   This  Agreement  and  Plan  of   Distribution  as  amended  or
supplemented from time to time.

     Affiliate: Affiliate of any Person shall mean any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agent: Any Person authorized to act and who acts on behalf of any other Person with respect to the transactions contemplated herein.

     Assets and Liabilities: The assets of Equity including but not limited to cash, securities, loans receivable and accounts receivables and liabilities, including but not limited to accounts payable, and principal and interest of loans outstanding as listed on the financial statements of Equity dated March 31, 1999.

     Commission: The Securities and Exchange Commission.

     Distribution Date: The date selected by Pioneer to issue the Distribution Shares.

     Distribution Record Date: shall mean such date as may hereafter be determined by Equity's Board of Directors as the record date for determining the stockholders of Equity entitled to receive the Distribution Shares.

     Distribution Shares: Shares of the common stock of Pioneer, par value $.001, to be issued to Equity pursuant to this Agreement.

     Documents: This Agreement, the Registration Statement, together with any exhibits, schedules or other attachments thereto.

     Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

     Effective Date: The date on which the distribution of the Distribution Shares contemplated by this Agreement is authorized to commence pursuant to the Securities Act.

     Indemnifiable Losses shall mean any and all losses, Liabilities, claims, damages, penalties, fines, demands, awards and judgments, including reasonable costs and expenses (including, without limitation, attorneys' fees and any and all out-of-pocket expenses) whatsoever reasonably incurred in investigating, preparing for or defending against any Actions or potential Actions involving an Indemnifiable Loss, incurred by an Indemnitee.

     NASD: The National Association of Securities Dealers, Inc.

     Person: shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an association, a company, an unincorporated organization, a government or any department, political subdivision or agency thereof.

     Equity Indemnitees shall mean Equity, the directors and officers of Equity, and each of the heirs, executors, successors and assigns of any of the foregoing.

     Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the distribution of any portion of the Distribution Shares covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments and all documents incorporated by reference in such prospectus. If the prospectus filed pursuant to Rule 424(b) or Rule 424(c) of the Securities Act shall differ from the Prospectus, the term "Prospectus" shall also include the prospectus filed pursuant to such Rule.

     Registration Expenses: See Section 5.2 hereof.

     Registration Statement: Any registration statement of Pioneer which covers any of the Distribution Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.



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                                      2
     Restricted Securities: The Distribution Shares upon original issuance thereof.

     Rules and Regulations: The rules and regulations of the Commission.

     Securities: Pioneer's common stock, $.001 par value, to be issued by Pioneer.

     Securities Act: The Securities Act of 1933, as amended from time to time.

     Transfer Agent: OTR Oxford Transfer and Registrar Company, and its successors and assigns.

     Section 1.2 References; Interpretation. References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to one of the Schedules or Exhibits attached to this Agreement and Plan of Distribution, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement and Plan of Distribution.

            ARTICLE II DISTRIBUTION, OTHER TRANSACTIONS AND COVENANTS

         Section 2.1 Transfer of Assets and Distribution of Securities.

(a) As of the Distribution Date, Pioneer shall issue to Equity, in exchange for the contribution to Pioneer of the assets and liabilities, such number of shares of Pioneer Common Stock as shall be required to effect the Distribution. In connection therewith, Equity shall deliver to Pioneer for cancellation any share certificates currently held by Equity representing shares of Pioneer Common Stock.

(b) Equity shall deliver to the Transfer Agent on or prior to the Distribution Date the certificates representing the shares of Pioneer Common Stock, and shall instruct the Transfer Agent to distribute, on or as soon as practicable following the Distribution Date, such Pioneer Common Stock to holders of record of shares of Equity Common Stock on the Distribution Record Date as further contemplated by the Information Statement and herein. Pioneer shall provide all certificates that the Transfer Agent shall require in order to effect the Distribution.

(c) On or prior to the Distribution Date, Equity, as the sole stockholder of Pioneer, (i) shall have taken all necessary action by written consent to elect to the Board of Directors of Pioneer, the individuals to be identified in the Information Statement as directors of Pioneer, effective upon the Distribution, and (ii) shall have caused the directors of Pioneer to elect as officers of Pioneer the individuals to be identified in the Information Statement as the officers of Pioneer, effective upon the Distribution.

     Section 2.3 Post-Distribution Transactions

(a) Pioneer shall use its reasonable best efforts to register the Pioneer Common Stock with the Commission and, thereafter, to qualify the Pioneer Common Stock issued pursuant to the Distribution for quotation on the Over the Counter Electronic Bulletin Board operated by the National Association of Securities Dealers, Inc.

                                   ARTICLE III
                                 INDEMNIFICATION

     Section 3.1 Indemnification by Pioneer. Subsequent to the Distribution Date, except as otherwise specifically set forth in any provision of this Distribution Agreement, Pioneer shall indemnify, defend and hold harmless Equity, its officers, directors and shareholders ("Pioneer Indemnitees") from and against any and all expenses and losses of the Pioneer Indemnitees arising out of, by reason of or otherwise in connection with the breach, whether before or after the Distribution Date, by Pioneer of any provision of this Distribution Agreement.

     Section  3.2  Indemnification  Payments.  Indemnification  required by this
Article III shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred.

     Section 3.3 Indemnities. The obligations of Pioneer hereunder shall survive the sale or other transfer by either of them of any assets or businesses or the assignment of any liabilities and shall be binding on the successors and assigns of all, or substantially all, of their respective assets and business.

                          ARTICLE IV THE DISTRIBUTION

     Section 4.1 Issuance, Sale and Delivery of the Shares.

(a) Equity shall deliver to the Transfer Agent on or prior to the Distribution Date the share certificates representing the Distribution Shares and shall instruct the Transfer Agent to distribute, on or as soon as practicable following the Distribution Date, such Distribution Shares to holders of record of shares of Equity on the Distribution Record Date as further contemplated by this Agreement. Pioneer shall provide all share certificates that the Transfer Agent shall require in order to effect the Distribution.

(b)  The  Parties  hereto   represent  that  at  the   Distribution   Date,  the
     representations and warranties herein contained and the statements contained in all certificates theretofor or simultaneously delivered by any Party to another pursuant to the Agreement, shall in all respects be true and correct.

     Section 4.2 Conditions to the Distribution

(a) Equity's obligation to effect the distribution hereunder, shall be subject to the accuracy as of the date hereof and as of the Distribution Date, of the representations and warranties on the part of Pioneer herein contained, to the performance by Pioneer of all its understandings herein contained, to the fulfillment of or compliance by Pioneer with all covenants and conditions hereof, and to the following additional conditions:

(b) Between the date hereof and the Distribution Date, Pioneer shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or other cause, of such character as materially adversely affects its business or property, whether or not such loss is covered by insurance.

(c) Between the date hereof and the Distribution Date there shall be no material litigation instituted or to the knowledge of Pioneer threatened against Pioneer and there shall be no proceeding instituted or to the knowledge of Pioneer threatened against Pioneer before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, permits, operations or financial condition or income of Pioneer.
                                       4

(d) Except as contemplated herein and prior to the Distribution Date, (i) Pioneer (A) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of this Agreement and
     (B) except in the ordinary course of its business, Pioneer shall not have incurred any liabilities or obligations (direct or contingent), or disposed of any of its assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise.

(e) Pioneer shall have furnished to Equity the opinion, dated the first Distribution Date, addressed to Equity, or its counsel that:

     (i) Pioneer has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Nevada with full corporate power and authority to own and operate its properties and to carry on its business and has an authorized and outstanding capitalization as of 5,000,000 shares of common stock, $.001 par value each; and Pioneer is duly licensed or qualified as a foreign corporation in all jurisdictions in which by reason of maintaining an office in such jurisdiction or by owning or leasing real property in such jurisdiction it is required to be so licensed or qualified, except where the failure to do so would not have a material adverse effect on the business, properties or operations of Pioneer.

     (ii) The Distribution Shares, and the outstanding Common Stock of Pioneer have been or will be duly and validly issued and fully-paid and non-assessable and do not have any pre-emptive rights applicable thereto.

     (iii)No consents, approvals, authorizations or orders of agencies, officers or other regulatory authorities are necessary for the valid distribution of the Distribution Shares hereunder, except such as may be required under the Securities Act or state securities or Blue Sky Laws.

     (iv) The Agreement has been duly authorized and executed by Pioneer and is a valid and binding agreement of Pioneer, except no opinion need be given regarding contribution and indemnification under Article VI and enforceability under laws affecting creditors' rights.

     Such  opinion  shall  also  cover  such  other  matters   incident  to  the
transactions contemplated by this Agreement as Equity shall reasonably request.

     (i) Pioneer shall have furnished to Equity a certificate of the President and the Treasurer of Pioneer, dated as of the first Distribution Date, to the effect that the representations and warranties of Pioneer in this Agreement are true and correct at and as of such Distribution Date, and Pioneer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the first Distribution Date; and Pioneer has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

     All the opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to Equity, whose approval shall not be unreasonably withheld. Equity reserves the right to waive any of the conditions herein set forth.

                                   ARTICLE V
                         REGISTRATION OF PIONEER SHARES

     Section 5.1 Registration Procedures. Pioneer will use its best efforts to effect a registration to permit the distribution of the Distribution Shares, and pursuant thereto Pioneer will as expeditiously as possible:

(a)  Prepare  and  file  with  the  Commission,   as  soon  as  practicable,   a
     Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the distribution of the Distribution Shares and shall include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause the Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, Pioneer will furnish to Equity copies of all such documents proposed to be filed, and Pioneer will not file any registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Equity shall reasonably object;

(b) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Distribution Shares covered by such Registration Statement have been distributed; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act;

(c) Notify Equity promptly, and (if requested by Equity) confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness to the Registration Statement for the initiation of any proceedings for that purpose, (iv) of the receipt by Pioneer of any notification with respect to the suspension of the qualification of the Distribution Shares for distribution in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(d) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(e) If requested by Equity, promptly incorporate in a Prospectus supplement or post-effective amendment such information as Equity requests to be included therein relating to the distribution of the Distribution Shares and make all required filings of such Prospectus supplement or post-effective amendment;

(f) Furnish to Equity, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(g) Deliver to Equity without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; Pioneer consents to the use of the Prospectus or any amendment or supplement thereto by Equity in connection with the distribution of the Distribution Shares covered by the Prospectus or any amendment or supplement thereto;

(h) Prior to any public offering of Distribution Shares, register or qualify or cooperate with Equity and its counsel in connection with the registration or qualification of such Distribution Shares covered by the Registration Statement; provided, however, that Pioneer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i) Cooperate with Equity to facilitate the timely preparation and delivery of certificates representing Distribution Shares to be distributed, which certificates shall not bear any restrictive legends; and enable such Distribution Shares to be in such denominations and registered in such names as the managing Equity or Equitys may request at least two business days prior to any distribution of Distribution Shares to the shareholders of Equity;

(j) Use its best efforts to cause the Distribution Shares covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Equity to consummate the distribution of such Distribution Shares;

(k) Upon the occurrence of any event contemplated by subparagraph (c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Distribution Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(l) Use its best efforts to cause all Distribution Shares covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by Pioneer are then listed if requested by Equity or, if not listed, to become listed or qualified for quotation on the NASDAQ Stock Market or the Electronic Bulletin Board;

(m) Provide a CUSIP number for all Distribution Shares, not later than the effective date of the applicable Registration Statement;

(n) Make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Distribution Shares.

     Pioneer may require Equity to furnish to Pioneer such information regarding the distribution of the Distribution Shares as Pioneer may from time to time reasonably request in writing.

     Equity agrees by acquisition of the Distribution Shares that, upon receipt of any notice from Pioneer of the happening of any event of the kind described in Section 5.1(c)(iii) or 5.1(k) hereof, such holder will forthwith discontinue disposition of Distribution Shares until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.1(c)(iii) or 5.1(k) hereof, or until it is advised in writing (the "Advice") by Pioneer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and if so directed by Pioneer, Equity will deliver to Pioneer (at Pioneer's expense) all copies, other than permanent file copies then in possession or control of Equity at the time of receipt of such notice.

     Section 5.2 Registration Expenses. All expenses incident to Pioneer's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to filings required to be made with the NASD fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky registrations of qualifications of the Distribution Shares and determination of their eligibility for investment under the laws of such jurisdictions as Equity may reasonably designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for Pioneer and of all independent certified public accountants of Pioneer securities acts liability insurance if Pioneer so desires and fees and expenses of other Persons retained by Pioneer (all such expenses being herein called "Registration Expenses") will be borne by Pioneer, regardless of whether the Registration Statement becomes effective, except as otherwise required by applicable laws. Pioneer will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting expenses incurred in connection with the listing of the securities to be registered on any securities exchange or qualified for quotation by the NASDAQ Stock Market on the Electronic Bulletin Board and the fees and expenses of any Person, including special experts, retained by Pioneer.

                                   ARTICLE VI

                               DISPUTE RESOLUTION

     Section 6.1 Agreement and Plan of Distribution Disputes. In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution (singly, an "Agreement Dispute" and collectively, "Agreement Disputes"), the Party asserting the Agreement Dispute shall give written notice to the other Party of the existence and nature of such Agreement Dispute. Thereafter, the general counsels (or other designated representatives) of the respective Parties shall negotiate in good faith for a period no less than 60 days after the date of the notice in an attempt to settle such Agreement Dispute. If after such 60 calendar day period such representatives are unable to settle such Agreement Dispute, any Party hereto may commence arbitration by giving written notice to all other Party that such Agreement Dispute has been referred to the American Arbitration Association for arbitration in accordance with the provisions of this Article.

     Section 6.2 Arbitration in Accordance with American Arbitration Association Rules. All Agreement Disputes shall be settled by arbitration in Orange County, California, before a single arbitrator in accordance with the rules of the American Arbitration Association (the "Rules"). The arbitrator shall be selected by the mutual agreement of all Parties, but if they do not so agree within twenty (20) days after the date of the notice of arbitration referred to above, the selection shall be made pursuant to the Rules from the panels of arbitrators maintained by the American Arbitration Association. The arbitrator shall be an individual with substantial professional experience with regard to resolving or settling sophisticated commercial disputes.

     Section 6.3 Final and Binding Awards. Any award rendered by the arbitrator shall be conclusive and binding upon the Parties; provided, however, that any such award shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. This provision for arbitration shall be specifically enforceable by the Parties and the decision of the arbitrator in accordance therewith shall be final and binding, and there shall be no right of appeal therefrom. The Parties agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules, and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules.

     Section 6.4 Costs of Arbitration. In the award the arbitrator shall allocate, in his or her discretion, among the Parties to the arbitration all costs of the arbitration, including, without limitation, the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the Parties. Absent such an allocation by the arbitrator, each Party shall pay its own expenses of arbitration, and the expenses of the arbitrator shall be equally shared.

     Section 6.5 Settlement by Mutual Agreement. Nothing contained in this Article shall prevent the Parties from settling any Agreement Dispute by mutual agreement at any time. SECTION VII Miscellaneous

     Section 7.1 No Inconsistent Agreements. Pioneer will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with this Agreement or otherwise conflicts with the provisions hereof. In the event Pioneer has previously entered into any agreement with respect to its securities granting any registration rights to any person, the rights granted to Equity hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of Pioneer's securities under any such agreements.

     Section 7.2 Survival of Obligations. The obligations of the Parties under Sections 6 and 7 of this Agreement shall survive the termination for any reason of this Agreement (whether such termination is by Pioneer, by Equity, upon the expiration of this Agreement or otherwise).

     Section 7.3 Severability. In case any one or more of the provisions or part of the provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall be deemed not to affect any other jurisdiction or any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed in such jurisdiction as if such provision or part of a provision held to be invalid or illegal or unenforceable had never been contained herein and such provision or part reformed so that it would be valid, legal and enforceable in such jurisdiction to the maximum extent possible. If, in any judicial proceeding, a court shall refuse to enforce any of such separate covenants, then such enforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings. If, in any judicial proceeding, a court shall refuse to enforce any one or more of such separate covenants because the total time thereof is deemed to be excessive or unreasonable, then it is the intent of the Parties that such covenants, which would otherwise be unenforceable due to such excessive or unreasonable period of time, be enforced for such lesser period of time as shall be deemed reasonable and not excessive by such court.

     Section 7.4 Entire Agreement, Amendment. This Agreement contains the entire agreement between Pioneer and Equity with respect to the subject matter thereof. Equity acknowledges that it neither holds any right, warrant or option to acquire securities of Pioneer, nor has the right to any such rights, warrants or options, except pursuant to the is Agreement. This Agreement may not be amended, waived, changed, modified or discharged except by an instrument in writing executed by or on behalf of the Party against whom any amendment, waiver, change, modification or discharge is sought.

     Section 7.5 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed to have duly given if delivered by hand-delivery, registered first-class mail, postage prepaid, telex, telecopier, or air courier guaranteeing overnight delivery as follows: To Pioneer: To Equity

Pioneer Growth Corp.                            Equity Capital Group, Inc.
2100 W. Orangewood Ave, Ste 220                 2100 West Orangewood Avenue
Orange, California 92868                        Orange, California 92868
Attn: Alan Staggs, President                    Attn: Robert Cashman, President

and/or to such other persons and addresses as any Party shall have specified in writing to the other.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     Section 7.6 Assignability. This Agreement shall be assignable by either Party on the express consent of the other and shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Parties.

     Section 7.7 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada applicable to contracts to be performed in Nevada.

     Section 7.8 Waiver and Further Agreement. Any waiver of any breach of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. Each of the Parties agrees to execute all such further instruments and documents and to take all such further action as the other Party may reasonably require in order to effectuate the terms and purposes of this Agreement.

     Section 7.9 Heading of No Effect. The paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                    PIONEER GROWTH CORP.


                                    By: /s/ Alan Staggs
                                        -------------------------
                                        Alan Staggs, President

                                    EQUITY CAPITAL GROUP, INC.


                                    By: /s/ Robert Cashman
                                        -------------------------
                                         Robert Cashman, President